Exhibit 10.1

GIBRALTAR INDUSTRIES, INC.

2005 EQUITY INCENTIVE PLAN

Award of Performance Units

THIS AWARD is made to                                          (the “Recipient”) as of this              day of January, 2012.

Recitals:

Effective as of April 1, 2005, Gibraltar Industries, Inc. (the “Company”) adopted an equity based incentive plan known as the Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the “Plan”).

An Award to the Recipient of                                  (            ) Performance Units (the “Targeted Performance Unit Award”) has been approved as provided for by the Plan. These Performance Units will be converted to and paid in cash to the Recipient provided that the Company achieves certain Performance Goals established by the Compensation Committee. The actual number of performance Units that the Recipient shall be entitled to receive payment for shall be increased or decreased, depending on the degree to which the Company achieves a level of performance which exceeds or is less than Performance Goals established by the Compensation Committee; provided that the number of additional Performance Units which may be credited to the Recipient shall not exceed the number of Performance Units contained in the Targeted Performance Unit Award with the result that maximum number of Performance Units which the Recipient may receive payment for as a result of this Award is two (2) times the number of Performance Units contained in the Targeted Performance Unit Award.

The Plan provides that the terms and conditions of each Award are to be specified in a written instrument.

The Award of Performance Units to the Recipient on the terms and conditions contained in this instrument has been approved according to the terms of the Plan.

Grant of Award:

NOW, THEREFORE, the Company hereby grants an Award of Performance Units to the Recipient on the following terms and conditions:

1. Award of Performance Units. Subject to the terms and conditions of this Award instrument (“Instrument”), the Recipient is hereby granted an Award of Performance Units equal in number to the number of Performance Units contained in the Targeted Performance Unit Award. The number of Performance Units which the Recipient shall be entitled to be paid for shall be increased or decreased based on the degree to which the Company has achieved or failed to achieve the Performance Goals established by the Compensation Committee. Provided that the Recipient satisfies the terms and conditions set forth in this Instrument, the Performance Units awarded to the Recipient will be converted to cash and paid to the Recipient as provided for in this Instrument. Any reference in this Instrument to Performance Units shall be deemed to refer only to the Performance Units granted pursuant to the Award reflected in this Instrument together with any Dividend Equivalent Units attributable to such Performance Units and any additional Performance Units credited to the Recipient with respect to the Performance Units referred to above pursuant to the anti-dilution provisions of the Plan.

2. Restriction on Transfer. The Performance Units issued pursuant to this Award shall be subject to the Restrictions on transfer set forth in Section 8.01 of the Plan.

3. Performance Period and Performance Goals. The Performance Period for the Performance Units contained in this Award shall be the period beginning January 1, 2012 and ending December 31, 2012. The Performance Goal which shall be in effect for the Performance Period shall be the achievement by the Company of a total shareholder return for the Performance Period (hereinafter the “Company TSR”), which total shareholder return is equal to the total shareholder return for the Performance Period of the Standard & Poors 600 Small Cap index (hereinafter the S&P 600 TSR”). The Company TSR shall be equal to a fraction, the numerator of which is equal to: (a) the sum of: (i) an amount equal to the average of the closing prices of one share of the Company’s Common Stock as reported by the NASDAQ Stock Exchange Global Select Market for each of the twenty (20) Business Days (as defined in the singular below) ending on the last day of the Performance Period, adjusted, if applicable, to reflect any stock splits or stock dividends made by the Company during the Performance Period; and (ii) the amount of the dividends, if any, paid on one (1) share of the Company’s Common Stock during the Performance Period; minus (b) an amount equal to the average of the closing prices of one share of the Company’s Common Stock as reported by the NASDAQ Stock Exchange Global Select Market for each of the twenty (20) Business Days ending immediately prior to the first day of the Performance Period, and the denominator of which is an amount equal to the average of the closing prices of one share of the Company’s Common Stock as reported by the NASDAQ Stock Exchange Global Select Market for each of the twenty (20) Business Days ending immediately prior to the first day of the Performance Period. The S&P 600 TSR shall be a fraction, the numerator of which is equal to: (x) an amount equal to the average of the closing prices of the Standard & Poors 600 Small Cap Index determined for each of the twenty (20) Business Days ending on the last day of the Performance Period; minus (y) an amount equal to the average of the closing prices of the Standard & Poors 600 Small Cap Index determined for each of the twenty (20) Business Days ending immediately prior to the first day of the Performance Period, and the denominator of which is an amount equal to the average of the closing prices of the Standard & Poors 600 Small Cap Index determined for each of the twenty (20) Business Days ending immediately prior to the first day of the Performance Period. For purposes of this Instrument, the term “Business Day” means each day on which stock exchanges in the United States are open for trading.

4. Payments to Employed Recipients. Except as otherwise provided in Section 9 below, if, prior to December 31, 2014 (hereinafter the “Vesting Date”), there has not been a Change in Control and the Recipient is still in the employ of the Company on the Vesting Date, the Company shall, no earlier than January 1, 2015 and no later than January 31, 2015 (such period being hereinafter the “Intended Payment Period”), pay the Recipient, in cash or immediately available funds, an amount equal to: (a) the number of the Performance Units (and related Dividend Equivalent Units) which are deemed to have been earned by the Recipient for the Performance Period (as determined pursuant to Section 7 hereof); multiplied by (b) an amount equal to the average of the closing prices of one share of Common Stock as reported by the NASDAQ Stock Exchange Global Select Market on each Business Day during the period beginning October 1, 2014 and ending December 31, 2014 (such amount being hereinafter the “Intended Performance Unit Valuation”).

5. Payment Upon Certain Terminations of Employment. Notwithstanding any provisions of Section 6.10 of the Plan to the contrary and subject, in all cases, to the provisions of the Omnibus Code Section 409A Compliance Policy adopted by the Company effective January 1, 2009 and Section 9 below:

(a) if: (i) prior to the Vesting Date, there has not been a Change in Control; and (ii) the Recipient terminates his employment with the Company after the end of the Performance Period and after the Recipient has attained at least age sixty (60) and completed at least five (5) years of service with the Company (as determined under the rules governing years of service provided for by the Company’s 401(k) plan) (any such Recipient who has attained at least age sixty (60) and completed at least five (5) years of service being hereinafter a “Retirement Eligible Recipient”); then (ii) the Company shall pay to the Retirement Eligible Recipient during the Intended Payment Period, in cash or immediately available funds, an amount equal to: (A) the number of the Performance Units (and related Dividend Equivalent Units) which are deemed to have been earned by the Retirement Eligible Recipient for the Performance Period (as determined pursuant to Section 7 hereof); multiplied by (B) an amount equal to the Intended Performance Unit Valuation;

(b) if: (i) prior to the Vesting Date, there has not been a Change in Control; and (ii) the Recipient’s employment with the Company has been terminated prior to the end of the Performance Period due to the Recipient’s death or Disability or by the Company “without cause” (as “cause” is defined in Section 6(c) below) (whether or not the Recipient is a Retirement Eligible Recipient); then (iii) the Company shall, no later than thirty (30) days following the date the Recipient’s employment with the Company is terminated, pay to the Recipient (or, in the case of the Recipient’s death, to the Recipient’s Beneficiary), in cash or immediately available funds, an amount equal to: (A) the number of Performance Units contained in the Targeted Performance Unit Award; multiplied by (B) an amount equal to the average of the closing prices of one share of Common Stock as reported by the NASDAQ Stock Exchange Global Select Market on each Business Day occurring during the ninety (90) day period ending on the day immediately preceding the date the Recipient’s employment with the Company is terminated;

(c) if: (i) prior to the Vesting Date, there has not been a Change in Control; and (ii) the Recipient’s employment with the Company has been terminated after the end of the Performance Period, either due to the Recipient’s death or Disability or by the Company “without cause” (as “cause” is defined in Section 6(c) below) (whether or not the Recipient is a Retirement Eligible Recipient); then (iii) the Company shall, no later than thirty (30) days following the date the Recipient’s employment with the Company is terminated, pay to the Recipient (or, in the case of the Recipient’s death, to the Recipient’s Beneficiary), in cash or immediately available funds, an amount equal to: (A) the number of Performance Units (and related Dividend Equivalent Units) which are deemed to have been earned by the Recipient (as determined pursuant to Section 7); multiplied by (B) an amount equal to the average of the closing prices of one share of Common Stock as reported by the NASDAQ Stock Exchange Global Select Market on each Business Day occurring during the ninety (90) day period ending on the day immediately preceding the date the Recipient’s employment with the Company is terminated; and

(d) if: (i) prior to the Vesting Date, there has not been a Change in Control; and (ii) the Recipient’s employment with the Company has been terminated by the Company “for cause” (as “cause” is defined in Section 6(c) below) after the end of the Performance Period; and (iii) at the time the Recipient’s employment is terminated, the Recipient is a Retirement Eligible Recipient; then (iv) the Company shall, no later than thirty (30) days following the date the Recipient’s employment with the Company is terminated, pay to the Retirement Eligible Recipient, in cash or immediately available funds, an amount equal to: (A) the number of Performance Units (and related Dividend Equivalent Units) which are deemed to have been earned by the Retirement Eligible Recipient (as determined pursuant to Section 7); multiplied by (B) an amount equal to the average of the closing prices of one share of Common Stock as reported by the NASDAQ Stock Exchange Global Select Market on each Business Day occurring during the ninety (90) day period ending on the day immediately preceding the date the Recipient’s employment with the Company is terminated.

6. Forfeiture of Performance Units Upon Certain Terminations of Employment. (a) If: (i) prior to the Vesting Date, there has not been a Change in Control; and (ii) the Recipient’s employment with the Company has been terminated prior to the end of the Performance Period but after the Recipient has become a Retirement Eligible Recipient; and (iii) the Recipient’s employment with the Company has been terminated “for cause” (as “cause” is defined in Section 6(c) below) or for any other reason other than the Recipient’s death or Disability or a termination by the Company “without cause” (as “cause” is defined in Section 6(c) below); then (iv) the Retirement Eligible Recipient shall forfeit his right to payment for any Performance Units awarded pursuant to the terms of this Instrument and the Company shall have no obligation to pay the Recipient any amount with respect to such Performance Units.

(b) If: (i) prior to the Vesting Date, there has not been a Change in Control; and (ii) the Recipient’s employment with the Company has been terminated prior to the Vesting Date (whether before or after the expiration of the Performance Period) for any reason other than the Recipient’s death, the Recipient’s Disability or a termination of the Recipient by the Company without “cause” (as “cause is defined in Section 6(c) below); and (iii) at the time that the Recipient’s employment is terminated, the Recipient is not a Retirement Eligible Recipient; then (iv) the Recipient shall forfeit his right to payment for any Performance Units awarded pursuant to the terms of this Instrument and the Company shall have no obligation to pay the Recipient any amount with respect to such Performance Units.

(c) For purposes of this Agreement, the term “cause” when used in the context of a termination “for cause” or a termination “without cause” shall mean that the Recipient has, in the determination of the Committee, engaged in egregious acts or omissions which have resulted in material injury to the Company and its business.

7. Performance Units Deemed Earned. For purposes of determining the amount of the payment to be made to the Recipient with respect to the Performance Units awarded pursuant to this Instrument, the number of Performance Units deemed to have been earned by the Recipient for the Performance Period shall be determined by the Committee as soon as practicable following the end of the Performance Period. To determine the number of Performance Units which shall be deemed to have been earned by the Recipient, the Committee shall first determine whether the Company’s TSR for the Performance Period is at least two percent (2.0%). If the Company’s TSR for the Performance Period is less than two percent (2.0%), the number of Performance Units deemed to have been earned by the Recipient for the Performance Period shall be deemed to be zero (0) Performance Units. If the Company’s TSR for the Performance Period is two percent (2.0%) or more, the Committee shall compare the Company TSR for the Performance Period to the S&P 600 TSR for the Performance Period. If the Company TSR for the Performance Period exceeds the S&P 600 TSR for the Performance Period, the number of Performance Units deemed to have been earned by the Recipient with respect to such Performance Period shall be equal to the number of Performance Units contained in the Targeted Performance Unit Award, increased by a number of Performance Units (provided that the aggregate number of Performance Units deemed to have been earned by the Recipient after any such increase shall not in any event exceed two hundred percent (200%) of the number of Performance Units contained in the Targeted Performance Unit Award as adjusted , if applicable, pursuant to the anti-dilution provisions of the Plan) equal to three percent (3.0%) of the total number of Performance Units in the Targeted Performance Unit Award (or a pro-rata portion thereof) for each one hundred (100) basis points (or a pro-rata portion thereof) by which the Company TSR for the Performance Period exceeds the S&P 600 TSR for the Performance Period. If the Company TSR for the Performance Period is less than the S&P 600 TSR for the Performance Period, the number of Performance Units deemed to have been earned by the Recipient for the Performance Period shall be equal to the number of Performance Units contained in the Targeted Performance Unit Award, reduced by a number of Performance Units equal to six percent (6.0%) of the total number of Performance Units in the Targeted Performance Unit Award (or a pro-rata portion thereof) for each one hundred (100) basis points (or a pro-rata portion thereof) by which the S&P 600 TSR for the Performance Period exceeds the Company TSR for the Performance Period. If the Company TSR for the Performance Period is equal to the S&P 600 TSR for the Performance Period, the number of Performance Units deemed to have been earned by the Recipient shall be equal to the number of performance Units contained in the Targeted Performance Unit Award. No fractional Performance Units will be earned or issued, and, instead, the award of Performance Units will be rounded up or down to the nearest whole share.

8. Payment for Performance Units Upon a Change in Control. If a Change in Control occurs after the end of the Performance Period, on the date the Change in Control occurs the Recipient shall, subject to the provisions of Section 9 below, be paid, in cash or immediately available funds, an amount equal to the number of Performance Units, if any, deemed to have been earned by the Recipient pursuant to Section 4 hereof with respect to the Performance Period multiplied by the Fair Market Value of one Share of Common Stock, determined as of the date the Change in Control occurs. If a Change in Control occurs prior to the end of the Performance Period, on the date the Change in Control occurs the Recipient shall, subject to the provisions of Section 9 below, be paid, in cash or immediately available funds, an amount equal to the number of Performance Units contained in the Targeted Performance Unit Award multiplied by the Fair Market Value of one Share of Common Stock, determined as of the date the Change in Control occurs. Notwithstanding the foregoing, if any payment has been made to any Recipient under the terms of Section 4, Section 5 or Section 6 above and following the date any such payment is made a Change in Control occurs, the Recipient shall not be entitled to any additional payment with respect to the Performance Units awarded to the Recipient pursuant to the terms of this Award as a result of the occurrence of the Change in Control.

9. Overall Limit on Amounts Paid to Recipient. Notwithstanding anything to the contrary contained in this Instrument, the maximum amount payable to the Recipient with respect to the Performance Units awarded pursuant to the terms of this Instrument shall not exceed an amount equal to: (a) the total number of Performance Units contained in the Targeted Performance Unit Award; multiplied by (b) the grant date fair value of one Performance Unit as determined by the Company as of the date the on which the Award is granted; multiplied by (c) five (5).

10. Manner for Payment of Awards. All amounts required to be paid to a Recipient in connection with the Performance Units reflected in this Award shall be paid in one lump sum payment less applicable withholding taxes.

11. Applicability of the Plan. Except as otherwise provided by this Instrument, the terms of the Plan shall apply to the Award described in this Instrument and the rights of the Recipient with respect to such Award. This Instrument, together with the Plan, contains all the terms and conditions of the Award described herein and the rights of the Recipient with respect to such Award.

12. Notices. Any notices or other communications given in connection with this Agreement shall be mailed, and shall be sent by registered or certified mail, return receipt requested, to the indicated address as follows:

If to the Company:

Gibraltar Industries, Inc.

3556 Lake Shore Road

P.O. Box 2028

Buffalo, New York 14219

Attn: Corporate Secretary

If to the Recipient:

Name of Recipient

Street Address of Recipient

City/Town, State and Zip Code

or to such changed address as to which either party has given notice to the other party in accordance with this Section 9. All notices shall be deemed given when so mailed, except that a notice of a change of address shall be deemed given when received.

13. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meaning provided to such terms by the Plan.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first set forth above.

GIBRALTAR INDUSTRIES, INC.

By:

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